UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 3, 2015

AgroFresh Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-36316 (Commission File Number)	46-4007249 (I.R.S. Employer Identification Number)

100 S. Independence Mall West Philadelphia, PA (Address of principal executive offices)	19106 (Zip code)

(215) 592-3687
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 3, 2015, the board of directors (the “Board”) of AgroFresh Solutions, Inc. (the “Company”) approved an amendment (the “Amendment”) to the Amended and Restated Bylaws (the “Bylaws”) of the Company, which became effective immediately. The Amendment revises Section 4.3 of the Bylaws to provide that special meetings of the Board may be called by the Chairman of the Board or the Company’s Chief Executive Officer, and shall be called by the Chairman of the Board or the Chief Executive Officer on the written request of a majority of the directors then in office. The Bylaws had previously provided for special meetings to be called by the Chairman of the Board or the Company’s President. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01  Other Events.

On September 10, 2015, the Company announced that the Board had authorized a warrant repurchase program (the “Repurchase Program”). The Repurchase Program authorizes the Company to repurchase in the aggregate up to $2.5 million of the Company’s publicly-traded warrants to purchase common stock. The Repurchase Program will remain in effect until May 31, 2016, unless terminated earlier by the Board. Under the Repurchase Program, warrant repurchases may be made on the open market or through private transactions, as determined by the Company’s management and in accordance with prevailing market conditions and Securities and Exchange Commission requirements. The Company expects to adopt one or more purchase plans pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, in order to implement the Repurchase Program. The timing and amount of any warrant repurchases will depend on the terms and conditions contained in any such 10b5-1 Plan adopted by the Company, the market price of the Company’s warrants and trading volumes, and no assurance can be given that any particular amount of warrants will be repurchased. The Company is not obligated to acquire a particular number of warrants, and the program may be discontinued at any time at the Company’s discretion. A copy of the press release announcing the approval of the Repurchase Program is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Exhibits

(d) Exhibits.

Exhibit Number	Exhibit

3.1	Amendment to the Amended and Restated Bylaws of AgroFresh Solutions, Inc., effective as of September 3, 2015.
99.1	Press Release issued by the Company on September 10, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 10, 2015

AGROFRESH SOLUTIONS, INC.

By:	/s/ Thomas Ermi
Name: Thomas Ermi
Title: Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit

3.1	Amendment to the Amended and Restated Bylaws of AgroFresh Solutions, Inc., effective as of September 3, 2015.
99.1	Press Release issued by the Company on September 10, 2015.